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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2007

                             VOYAGER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported by Voyager Petroleum, Inc. (the "Company") in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2007, the Company entered into a Purchase and Sale Agreement (the "Purchase Agreement") dated as of January 19, 2007 with Deacon Enterprises, Inc. ("Deacon") for the purchase of a refinery located in Detroit, Michigan. In addition, the Company executed a sublease for pre-occupancy possession (the "Sublease") with the current tenant, D.A. Stuart Company ("Stuart"). The sublease with Stuart became effective January 19, 2007 with a lease term which begins on February 1, 2007 and ends on the earlier of August 1, 2007, the closing of the purchase of the refinery with Deacon or termination of the Purchase Agreement without a closing subject to the earlier termination of the master lease.

On March 16, 2007, the Company entered into an Access Agreement (the "Access Agreement") dated as of March 9, 2007 with Stuart pursuant to which the parties agreed to amend the Sublease into a temporary access agreement in order to provide the Company additional time to perform its due diligence inspections, including environmental assessments. The Access Agreement provides the Company with access to the premises only, from February 1, 2007 through March 31, 2007. Effective April 1, 2007, the Sublease will revert back to a sublease pursuant to its original terms and conditions.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 19, 2007, John Lichter resigned as a member of the Board of Directors of the Company, as well as the Chief Executive Officer, Director and Secretary of Silicon Film Technologies, Inc., the Company's wholly owned subsidiary. There was no disagreement or dispute between Mr. Lichter and the Company which led to his resignations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.


EXHIBIT NUMBER                             DESCRIPTION
------------------    ----------------------------------------------------------
10.1                  Access Agreement by and between Voyager Petroleum, Inc.
                      and D.A. Stuart Company dated as of March 9, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VOYAGER PETROLEUM, INC.


Date: March 21, 2007                                  /s/ Sebastien DuFort
                                                      --------------------------
                                                      Sebastien DuFort
                                                      President